UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2019

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICON	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02Results of Operations and Financial Condition.

NOTE: On August 8, 2019, Iconix Brand Group, Inc. issued a press release announcing its second quarter and six-month results for the period ended June 30, 2019. Following the release, the Company discovered an error in the table titled: “Unaudited Consolidated Statement of Operations.” The Company incorrectly reported basic and diluted earnings per share for the three months ended June 30, 2019 of $0.04 and $0.04, respectively, when the correct basic and diluted earnings per share should have been $0.12 and $0.12, respectively. The Company incorrectly reported basic and diluted earnings per share for the six months ended June 30, 2019 of $2.13 and $0.10, respectively, when the correct basic and diluted earnings per share should have been $2.04 and $0.08, respectively.  Further, the Company also incorrectly reported basic and diluted loss per share for the three months ended June 30, 2018 of $12.55 and $12.55, respectively, when the correct basic and diluted loss per share should have been $12.04 and $12.04, respectively.  Further, the Company incorrectly reported basic and diluted loss per share for the six months ended June 30, 2018 of $9.06 and $9.06, respectively, when the correct basic and diluted loss per share should have been $8.26 and $8.26, respectively.  The Company had incorrectly calculated the amount of accretion of redeemable non-controlling interest that should have been included in the computation of earnings per share.  Please refer to the full text of the corrected press release furnished herewith as Exhibit 99.1 on this Form 8-K. The Company has posted the corrected press release on its website.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Iconix Brand Group, Inc., dated August 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ John McClain
	Name:	John McClain
	Title:	Chief Financial Officer

Date: August 13, 2019